DELAWARE VIP® TRUST

Delaware VIP International Series (the “Series”)

Supplement to the Series’ Standard Class
Summary Prospectus dated April 29, 2020

Effective the date of this supplement, the following replaces the information in the section entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Jens Hansen	Managing Director, Chief Investment Officer – Global Equity Team	October 2019
Klaus Petersen, CFA	Portfolio Manager – Global Equity Team	October 2019
Claus Juul	Portfolio Manager – Global Equity Team	October 2019
Åsa Annerstedt	Portfolio Manager – Global Equity Team	October 2019
Allan Saustrup Jensen, CFA, CAIA®	Portfolio Manager – Global Equity Team	May 2020
Christopher Gowlland, CFA	Vice President, Senior Quantitative Analyst – Macquarie Investment Management, Americas	October 2019

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 19, 2020.